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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                              ARTHUR ANDERSEN LLP


To UniFirst Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports dated November 2, 1999, incorporated by reference or included in this Form S-8, into the Company's previously filed Registration Statement File No. 33-60781.

                                              /s/ Arthur Andersen LLP


Arthur Andersen LLP
February 2     , 2000